SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                        0-26483                94-3236309
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

      On November 4, 2004, VaxGen, Inc. (the "Company") entered into a contract with the Department of Health and Human Services, to provide the United States government with up to $75 million worth of doses of anthrax vaccine for civillian defense over a five year period. Pursuant to contract no. HHS0100200500001C the Company will provide 25 million doses of its recombinant Protective Antigen anthrax vaccine to the Strategic National Stockpile (the "SNS") within two years of the award and a total of 75 million doses within three years. During the term of the contract VaxGen will be maintaining active manufacturing operations and providing stockpile-related services. The base value of the contract is $877.5 million. The majority of the supply contract's value, $754.5 million, relates to a discounted payment at a fixed base price for delivery of the vaccine in advance of licensure. Payment is contingent upon delivery of useable product, defined as having the regulatory data permitting emergency use under Investigational New Drug status and manufactured under licensable conditions. Supplemental milestone payments to the fixed base price, valued at an additional $123 million, are payable after the completion of two regulatory and one product development milestones. Above the base amount, the contract also includes task orders, valued at up to $69 million, which can be awarded at the government's discretion. These tasks, which would be funded under cost-plus fixed-fee arrangements, include testing the vaccine in children and the elderly, maintaining manufacturing operations for the vaccine and post-marketing studies.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Contract No. HHSO100200300001C, between the Departmnet of Health and Human Services, Office of Research and Development Coordination and Office of Public Health Emergency Preparedness and VaxGen, Inc. dated November 4, 2004.*

* Confidential treatment requested. The redacted portions have been separately filed with the SEC as required by Rule 406 of Regulation C.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it s behalf by the undersigned hereunto duly authorized.

                                                         VaxGen, Inc.
                                                          (Registrant)


Dated: November 17, 2004                       By:   /s/ James M. Cunha
                                                  ------------------------------
                                                     James M. Cunha
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1 Contract No. HHSO100200300001C, between the Departmnet of Health and Human Services, Office of Research and Development Coordination and Office of Public Health Emergency Preparedness and VaxGen, Inc. dated November 4, 2004.*

* Confidential treatment requested. The redacted portions have been separately filed with the SEC as required by Rule 406 of Regulation C.